UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2022

WESTERN ASSET

SMASh SERIES TF FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series TF Fund for the twelve-month reporting period ended February 28, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2022

II	Western Asset SMASh Series TF Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes. We select securities to buy and sell for the Fund primarily by seeking to identify undervalued sectors and individual securities, while also selecting securities that we believe will benefit from anticipated changes in market conditions. We seek to enhance returns and reduce risks by taking advantage of shifts in the municipal yield curve, credit quality spreads and variations in market sectors.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, it normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The Fund typically focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) but may from time to time invest, to no specified limit, in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% investment policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among

Western Asset SMASh Series TF Fund 2022 Annual Report	1

Fund overview (cont’d)

various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended February 28, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, expectations for central bank monetary policy tightening, and the war in Ukraine. The spread sectors (non-Treasuries) generated mixed results versus similar duration Treasuries.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it expected to begin raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 1.44%. The low of 0.13% occurred on March 17, 2021 and June 2, 2021. The high of 1.61% took place on February 10, 2022. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 1.44% and ended the reporting period at 1.83%. The low of 1.19% took place on August 3 and August 4, 2021 and the high of 2.05% occurred on February 15, 2022.

The municipal bond market generated negative returns but outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Municipal Bond Indexi and the Bloomberg U.S. Aggregate Indexii returned -0.66% and -2.64%, respectively. Both the taxable and tax-free bond markets were negatively impacted by rising long-term interest rates.

Q. How did we respond to these changing market conditions?

A. There were several adjustments to the Fund during the reporting period. We reduced its duration over the period. Elsewhere, we increased the Fund’s allocations to the special tax and transportation sectors, whereas we pared its industrial revenue exposure. From a quality perspective, we added the Fund’s allocation to AA-rated bonds.

Performance review

For the twelve months ended February 28, 2022, Western Asset SMASh Series TF Fund returned 0.59%. The Fund’s unmanaged benchmark, the Bloomberg Municipal Bond Index, returned -0.66% for the same period.

2	Western Asset SMASh Series TF Fund 2022 Annual Report

Performance Snapshot as of February 28, 2022 (unaudited)
	6 months	12 months
Western Asset SMASh Series TF Fund	-3.17%	0.59%
Bloomberg Municipal Bond Index	-3.09%	-0.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2021, the gross total annual fund operating expense ratio for the Fund was 0.25%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its underweight to state general obligation bonds. Security selection in the special tax sector was also beneficial.

Western Asset SMASh Series TF Fund 2022 Annual Report	3

Fund overview (cont’d)

The Fund’s quality biases were positive for performance as well. In particular, overweights to lower-rated investment-grade municipal bonds and securities rated BBB contributed to returns, as they outperformed their higher-rated counterparts.

Q. What were the leading detractors from performance?

A. Duration positioning detracted from the Fund’s relative performance. Having a duration that was longer than the benchmark was a headwind for results as rates moved higher across the yield curve. Looking at sector positioning, an overweight to industrial revenue bonds detracted from performance.

Thank you for your investment in Western Asset SMASh Series TF Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 10, 2022

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2022 were: transportation (21.8%), special tax obligation (12.8%), industrial revenue (10.5%), health care (9.3%) and education (7.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset SMASh Series TF Fund 2022 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	The Bloomberg Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset SMASh Series TF Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2022 and February 28, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series TF Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2021 and held for the six months ended February 28, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-3.17%	$1,000.00	$968.30	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2022.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series TF Fund 2022 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/22	0.59%
Five Years Ended 2/28/22	3.88
Inception* through 2/28/22	3.39

Cumulative total returns[1]
Inception date of 12/23/15 through 2/28/22	22.89%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 23, 2015.

8	Western Asset SMASh Series TF Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series TF Fund vs. Bloomberg Municipal Bond Index† — December 23, 2015 - February 28, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series TF Fund on December 23, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index (the “Index”) is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series TF Fund 2022 Annual Report	9

Schedule of investments

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 92.1%
Alabama — 3.1%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$100,000	$115,295	(a)
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F, Refunding (0.000% to 10/1/23 then 7.900%)	0.000%	10/1/50	470,000	482,421
Senior Lien, Warrants, Series A, Refunding, AGM	5.500%	10/1/53	75,000	81,329
Subordinated Lien, Warrants, Series D, Refunding	6.000%	10/1/42	105,000	117,641
Lower Alabama Gas District, Natural Gas Revenue, Series 2020	4.000%	12/1/23	1,000,000	1,041,498
Southeast Alabama Gas Supply District, Gas Supply Revenue, Project #2, Series A	4.000%	6/1/24	645,000	676,150	(b)(c)
Total Alabama				2,514,334
Alaska — 1.0%
Alaska State Housing Finance Corp. Revenue, State Capital Project II, Series B	5.000%	12/1/37	75,000	90,571
Anchorage, AK, Port Revenue, Series A	5.000%	12/1/50	150,000	172,280	(a)
Northern Tobacco Securitization Corp., AK, Revenue, Asset Backed Senior Bonds, Class 1, Series A, Refunding	4.000%	6/1/50	500,000	534,675
Total Alaska				797,526
Arizona — 3.8%
Arizona State IDA, Education Revenue:
Academies Math & Science Project, Refunding, SD Credit Program	5.000%	7/1/37	45,000	50,754
Academies Math & Science Project, Refunding, SD Credit Program	5.000%	7/1/38	500,000	568,761
Academies Math & Science Project, Series S, Refunding, SD Credit Program	5.000%	7/1/47	50,000	55,756
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	500,000	537,943	(a)(b)(c)
Maricopa County, AZ, IDA, Legacy Traditional School Projects, Series A, SD Credit Program	4.000%	7/1/34	400,000	441,980
Phoenix, AZ, IDA, Great Hearts Academies, Refunding	5.000%	7/1/36	75,000	81,112

See Notes to Financial Statements.

10	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Arizona — continued
Queen Creek, AZ, Excise Tax & State Shared Revenue, Series A	5.000%	8/1/47	$585,000	$689,444
Salt Verde, AZ, Financial Corp., Natural Gas Revenue, Series 2007	5.000%	12/1/32	495,000	604,901
Total Arizona				3,030,651
California — 9.1%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	50,000	56,272
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/36	50,000	56,182
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/37	200,000	224,573
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1 (SIFMA Municipal Swap Index Yield + 1.100%)	1.300%	4/1/24	160,000	162,226	(b)(c)
California State Health Facilities Financing Authority Revenue, Memorial Health Services, Series A, Refunding	5.000%	10/1/33	115,000	117,749
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/34	100,000	115,583	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	100,000	114,408	(a)
California State MFA Special Facility Revenue, United Airlines, Inc., Los Angeles International Airport Project	4.000%	7/15/29	75,000	80,850	(a)
California State, GO, Various Purpose, Refunding	4.000%	11/1/36	15,000	16,751
California Statewide CDA, Community Improvement Authority Revenue:
Renaissance at City Center, Series A	5.000%	7/1/51	100,000	105,721
Senior Bonds, Pasadena	3.000%	12/1/56	175,000	148,112
California Statewide CDA, Student Housing Revenue, University of CA, Irvine Campus Apartments, Phase IV	5.000%	5/15/33	50,000	57,083
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue, Series D	5.000%	7/1/47	50,000	58,503
Long Beach, CA, Bond Finance Authority Revenue, Natural Gas Purchase, Series A	5.500%	11/15/37	50,000	68,225
Los Angeles County, CA, MTA, Sales Tax Revenue, Senior Proposition C, Series B	5.000%	7/1/32	500,000	602,944
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Subordinated, Series C	5.000%	5/15/44	415,000	476,330	(a)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	11

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/49	$400,000	$461,556	(a)
Subordinated, Los Angeles International Airport, Series C	5.000%	5/15/37	95,000	109,194	(a)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A	5.000%	7/1/48	500,000	585,397
Los Angeles, CA, Wastewater System Revenue, Green Bonds, Subordinated, Series A	5.000%	6/1/48	100,000	119,204
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series A	6.125%	11/1/29	50,000	59,592
Series B	6.125%	11/1/29	145,000	172,831
Northern California Energy Authority, Commodity Supply Revenue, Series A	4.000%	7/1/24	250,000	262,753	(b)(c)
Port of Oakland, CA, Intermediate Lien Revenue:
Series H, Refunding	5.000%	5/1/29	150,000	181,568	(a)
Series H, Refunding	5.000%	11/1/29	300,000	366,747	(a)
Riverside County, CA, Transportation Commission Sales Tax Revenue, Series B, Refunding	5.000%	6/1/37	100,000	118,672
Riverside, CA, Electric Revenue, Series A, Refunding	5.000%	10/1/48	100,000	119,772
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/34	100,000	120,245
San Bernardino, CA, USD Revenue, COP, 2019 School Financing Project, AGM	5.000%	10/1/36	100,000	118,473
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	300,000	337,926
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A, Refunding	5.000%	1/1/33	100,000	116,853	(a)
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	50,000	59,648
Sanger, CA, USD Revenue, COP, Capital Projects, Refunding, AGM	5.000%	6/1/52	250,000	259,280	(d)
Southern California Water Replenishment District, Financing Authority, Replenishment Revenue, Series 2018	5.000%	8/1/48	500,000	592,447

See Notes to Financial Statements.

12	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Stockton, CA, PFA Parking Revenue, Refunding	5.000%	3/1/35	$430,000	$498,409
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/48	100,000	115,826
Total California				7,237,905
Colorado — 1.3%
Arvada, CO, Vauxmont Metropolitan District, GO, Refunding, AGM	5.000%	12/15/24	130,000	142,126
Colorado State Educational & Cultural Facilities Authority Revenue, University of Denver Project, Series A	5.000%	3/1/43	50,000	58,260
Colorado State Health Facilities Authority Revenue:
Commonspirit Health Project, Series A-2	5.000%	8/1/44	200,000	232,237
Improvement and Refunding Revenue, Bethesda Project, Series A	5.000%	9/15/48	50,000	55,115
Colorado State High Performance Transportation Enterprise Revenue:
C-470 Express Lanes	5.000%	12/31/47	100,000	110,005
C-470 Express Lanes	5.000%	12/31/51	230,000	252,673
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	100,000	103,967	(a)
University of Colorado Enterprise Revenue:
Series B, Refunding	5.000%	6/1/37	15,000	15,165	(e)
Series B, Refunding	5.000%	6/1/37	60,000	60,661	(e)
Total Colorado				1,030,209
Connecticut — 1.5%
Connecticut State HEFA Revenue, Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	50,000	57,338
Connecticut State Special Tax Revenue:
Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	587,039
Transportation Infrastructure, Series A	5.000%	5/1/38	200,000	244,752
Connecticut State, GO:
Series A	4.000%	4/15/37	125,000	141,091
Series E	5.000%	10/15/34	50,000	57,240
University of Connecticut, Student Fee Revenue, Series A	5.000%	11/15/43	100,000	117,415
Total Connecticut				1,204,875

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	13

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.1%
District of Columbia Revenue, KIPP DC Project, Series B, Refunding	5.000%	7/1/42	$75,000	$84,635
Florida — 3.4%
Broward County, FL, Airport System Revenue:
Series 2017	5.000%	10/1/47	50,000	56,840	(a)
Series A	5.000%	10/1/45	250,000	276,140	(a)
Broward County, FL, Port Facilities Revenue, Series B	5.000%	9/1/31	200,000	243,760	(a)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, Priority Subordinated, Series A	5.000%	10/1/47	25,000	28,448	(a)
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series A	5.000%	10/1/47	200,000	240,624	(a)(d)
Miami-Dade County, FL, Aviation Revenue:
Series A, Refunding	4.000%	10/1/41	250,000	279,365
Series A, Refunding	5.000%	10/1/49	300,000	345,849	(a)
Series B, Refunding	5.000%	10/1/40	200,000	228,781	(a)
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	5,000	5,422
Palm Beach County, FL, Health Facilities Authority Revenue:
ACTS Retirement-Life Communities, Series B	5.000%	11/15/42	500,000	581,097
Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series B-1	3.000%	6/1/27	250,000	249,511
Tampa, FL, Hospital Revenue, H. Lee Moffitt Cancer Center Project, Series B	5.000%	7/1/50	100,000	117,282
Volusia County, FL, EFA Revenue, Educational Facilities Embry-Riddle Aeronautical University Inc. Project, Refunding	5.000%	10/15/42	50,000	57,590
Total Florida				2,710,709
Georgia — 1.3%
Dahlonega, GA, Downtown Development Authority Revenue, North Georgia MAC LLC Project, Refunding	5.000%	7/1/39	100,000	115,757
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	5.000%	6/15/44	100,000	119,826
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate, Refunding	5.000%	6/15/33	50,000	60,070

See Notes to Financial Statements.

14	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Georgia State Municipal Electric Authority Power Revenue:
Plant Vogtle Units 3&4, Project J, Series A	5.000%	1/1/56	$200,000	$231,934
Plant Vogtle Units 3&4, Project P, Series A	4.000%	1/1/46	80,000	86,116
Project One Subordinated, Series A	5.000%	1/1/45	100,000	119,489
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/43	200,000	229,756
Series C	4.000%	9/1/26	80,000	86,910	(b)(c)
Total Georgia				1,049,858
Idaho — 0.1%
Idaho State Health Facilities Authority Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	100,000	115,051
Illinois — 11.3%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	100,000	111,982
Chicago, IL, Board of Education, GO:
Dedicated, Series A	5.000%	12/1/38	1,100,000	1,264,257
Dedicated, Series A	5.000%	12/1/47	750,000	857,514
Dedicated, Series H	5.000%	12/1/46	100,000	110,750
Series C, Refunding	5.000%	12/1/25	100,000	110,922
Chicago, IL, GO:
Series A	5.000%	1/1/44	125,000	140,558
Series A, Refunding	5.000%	1/1/26	250,000	276,526
Series C, Refunding	5.000%	1/1/25	30,000	32,610
Chicago, IL, O’Hare International Airport Revenue:
Series D, Refunding	5.000%	1/1/46	10,000	10,837
TrIPS Obligated Group	5.000%	7/1/48	50,000	57,649	(a)
Chicago, IL, Transit Authority Revenue, Series A, Refunding	5.000%	12/1/45	50,000	59,631
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series A	5.000%	1/1/47	35,000	39,524
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	30,000	35,447
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	60,000	70,291
Cook County, IL, Sales Tax Revenue, Series A, Refunding	4.000%	11/15/40	250,000	280,158
Elk Grove Village, IL, GO, Cook and DuPage Counties, Refunding	5.000%	1/1/36	35,000	40,199

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	15

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State Finance Authority Revenue:
Benedictine University, Refunding	4.000%	10/1/33	$100,000	$106,931
Northshore University Health System, Refunding	5.000%	8/15/32	100,000	124,083
University of Illinois at Urbana, Academic Facilities Lease Revenue Bonds	5.000%	10/1/49	50,000	58,838
University of Illinois, Health Services Facility Lease Revenue Bonds	5.000%	10/1/30	250,000	305,952
Illinois State Sales Tax Revenue, Subordinated, Series D, Refunding	5.000%	6/15/23	205,000	214,918
Illinois State Sports Facilities Authority Revenue, Sport Facilities Project, Series 2019, Refunding, BAM	5.000%	6/15/29	50,000	60,434
Illinois State, GO:
Series 2016	5.000%	1/1/33	25,000	27,616
Series 2016, Refunding	5.000%	2/1/27	25,000	28,390
Series 2016, Refunding	5.000%	2/1/29	20,000	22,521
Series A	5.000%	5/1/36	250,000	282,409
Series A	5.000%	3/1/46	400,000	462,745
Series A, Refunding	5.000%	10/1/29	150,000	174,749
Series A, Refunding	5.000%	10/1/30	350,000	404,155
Series D	5.000%	11/1/27	225,000	258,767
Kane County, IL, School District No 131 Aurora East Side, GO, Series A, AGM	4.000%	12/1/34	725,000	812,446
Metropolitan Pier & Exposition Authority, IL, Revenue:
McCormick Place Expansion Project, Series A, Refunding	4.000%	12/15/42	500,000	531,527	(d)
McCormick Place Expansion Project, Series A, Refunding	5.000%	12/15/45	500,000	559,564
McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	500,000	520,351
McCormick Place Expansion Project, Series B, Refunding	5.000%	6/15/42	60,000	67,861
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	415,000	506,609
Total Illinois				9,029,721
Indiana — 1.3%
Indiana State Finance Authority Revenue, Marion General Hospital, Series A	4.000%	7/1/45	100,000	110,868

See Notes to Financial Statements.

16	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana State Finance Authority Wastewater Utility Revenue, Green Bonds, CWA Authority Project, Series A	5.000%	10/1/41	$100,000	$114,469
Indianapolis, IN, Local Public Improvement Bond Bank:
Courthouse and Jail Project, Series A	4.000%	2/1/44	100,000	111,446
Courthouse and Jail Project, Series A	5.000%	2/1/54	300,000	351,883
Indianapolis Airport Authority Project, Revenue, Series D, Refunding	5.000%	1/1/26	300,000	333,979	(a)
Total Indiana				1,022,645
Iowa — 0.1%
Iowa State Tobacco Settlement Authority Revenue, Asset Backed Senior Bonds, Class 1, Series A-2, Refunding	4.000%	6/1/49	100,000	107,018
Kansas — 0.5%
Wyandotte County, KS, USD #202 Turner, GO, Series A, AGM	4.000%	9/1/37	400,000	431,983
Kentucky — 3.6%
Ashland, KY, Medical Center Refunding Revenue Bonds:
Ashland Hospital Corporation, King’s Daughters Medical Center, Refunding	5.000%	2/1/25	625,000	685,563
Ashland Hospital Corporation, King’s Daughters Medical Center, Refunding	5.000%	2/1/26	550,000	619,237
Kentucky State Economic Development Finance Authority Revenue, Louisville Arena, Louisville Arena Authority Inc., Refunding, AGM	5.000%	12/1/45	100,000	117,471
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	300,000	324,412	(b)(c)
Series C	4.000%	6/1/25	200,000	213,241	(b)(c)
Louisville/Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc., Series A	4.000%	10/1/40	500,000	554,702
Owensboro, KY, Electric Light & Power System Revenue, Series B, Refunding	5.000%	1/1/24	345,000	367,392
Total Kentucky				2,882,018
Louisiana — 0.4%
Louisiana State PFA, Lease Revenue, Provident Group, Flagship Properties	5.000%	7/1/42	50,000	56,200
Shreveport, LA, Water & Sewer Revenue, Series A, AGM	5.000%	12/1/41	10,000	11,652

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	17

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — continued
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	$125,000	$125,410	(b)(c)
Marathon Oil Corp. Project, Series B-2, Refunding	2.375%	7/1/26	150,000	151,573	(b)(c)
Total Louisiana				344,835
Maryland — 0.4%
Maryland State Stadium Authority Built to Learn Revenue, Series A	4.000%	6/1/47	250,000	275,382	(d)
Massachusetts — 1.4%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series A, Refunding	5.000%	1/1/34	250,000	300,295
Massachusetts State DFA Revenue:
Broad Institute Inc., Refunding	5.000%	4/1/36	85,000	99,810
UMass Boston Student Housing Project	5.000%	10/1/28	10,000	11,283
Wellforce Issue, Series A, Refunding	5.000%	7/1/39	50,000	58,352
Worcester Polytechnic Institute, Series B, Refunding	5.000%	9/1/42	75,000	87,638
Massachusetts State Port Authority Revenue:
Series A, Refunding	5.000%	7/1/36	160,000	190,331	(a)
Series E	5.000%	7/1/46	250,000	300,311	(a)
Massachusetts State Water Resources Authority Revenue, Series B, Refunding	5.000%	8/1/40	50,000	57,671	(e)
Total Massachusetts				1,105,691
Michigan — 2.7%
Detroit, MI, Downtown Development Authority Revenue, Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	100,000	107,280
Great Lakes Water Authority, MI, Water Supply System Revenue:
Senior Lien, Series A	5.000%	7/1/45	750,000	911,340
Senior Lien, Series A	5.000%	7/1/49	650,000	782,220
Michigan State Finance Authority Revenue:
Henry Ford Health System, Series A	4.000%	11/15/50	100,000	109,223
Tobacco Settlement Asset Backed Senior Bonds, Series A, Refunding	4.000%	6/1/49	50,000	53,900

See Notes to Financial Statements.

18	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Tobacco Settlement Asset Backed Senior Bonds, Series B-1, Refunding	5.000%	6/1/49	$50,000	$56,899
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	100,000	112,781	(a)
Total Michigan				2,133,643
Missouri — 0.1%
Missouri State HEFA Revenue, Lutheran Senior Service Projects, Series A	5.000%	2/1/42	50,000	54,139
Nebraska — 0.6%
Douglas County, NE, Hospital Authority No. 2 Revenue, Children’s Hospital Obligated Group, Series A, Refunding	4.000%	11/15/36	425,000	485,178
Nevada — 0.3%
Sparks, NV, Tourism Improvement, Senior Sales Tax Anticipation Revenue, Series A, Refunding	2.750%	6/15/28	250,000	251,707	(f)
New Jersey — 6.4%
Essex County, NJ, Improvement Authority, GO:
CHF-Newark LLC, New Jersey Institute of Technology Lease Revenue Bonds, Series A, BAM	5.000%	8/1/35	180,000	224,656
CHF-Newark LLC, New Jersey Institute of Technology Lease Revenue Bonds, Series A, BAM	5.000%	8/1/36	215,000	268,044
New Jersey State EDA Revenue:
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	85,000	90,484	(a)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	150,000	159,678	(a)
School Facilities Construction, Series BBB, Refunding	5.500%	6/15/31	100,000	118,801	(e)
School Facilities Construction, Series DDD	5.000%	6/15/33	50,000	56,664
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	1.800%	3/1/28	325,000	328,168	(c)
School Facilities Construction, Series QQQ	5.000%	6/15/31	500,000	600,202
Transit Transportation Project, Series A	5.000%	11/1/32	150,000	175,984
New Jersey State EDA, Lease Revenue, Health Department and Taxation Division Office Project, Series A	5.000%	6/15/33	105,000	120,232

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	19

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	$100,000	$112,889	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	50,000	58,059
New Jersey State Transportation Trust Fund Authority Revenue:
Highway Reimbursement, Refunding	5.000%	6/15/31	60,000	67,929
Transportation Program, Series AA	5.250%	6/15/43	100,000	115,845
Transportation Program, Series AA	4.000%	6/15/45	500,000	538,053
Transportation Program, Series AA	5.000%	6/15/45	100,000	109,097
Transportation Program, Series AA, Refunding	5.000%	6/15/36	300,000	359,062	(d)
Transportation Program, Series BB	4.000%	6/15/36	500,000	540,441
Transportation System, Series A, Refunding	5.000%	12/15/25	100,000	111,895
Transportation System, Series A, Refunding	5.000%	12/15/28	150,000	176,553
New Jersey State Turnpike Authority Revenue:
Series A, Refunding	5.000%	1/1/35	100,000	111,916
Series G, Refunding	5.000%	1/1/35	60,000	70,632
New Jersey State, GO, COVID-19 Emergency, Series A	5.000%	6/1/29	500,000	605,045
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	30,000	34,221
Total New Jersey				5,154,550
New Mexico — 0.0%††
Farmington, NM, PCR, Public Service Co. Project, Refunding	2.125%	6/1/22	35,000	35,096	(b)(c)
New York — 12.8%
Hempstead Town, NY, Local Development Corp. Revenue, Hofstra University Project, Refunding	5.000%	7/1/42	100,000	114,769
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	140,000	162,258
Long Island, NY, Power Authority Electric System Revenue, Series B, Refunding	1.650%	9/1/24	250,000	251,512	(b)(c)
MTA, NY, Transportation Revenue:
Green Bonds, Series A-2	5.000%	11/15/24	50,000	54,887
Green Bonds, Series D-1	5.000%	11/15/43	100,000	117,239
Green Bonds, Series D-3	4.000%	11/15/49	100,000	107,222
Green Bonds, Series E	5.000%	11/15/33	250,000	297,816
Series A-2	5.000%	5/15/30	335,000	401,428	(b)(c)

See Notes to Financial Statements.

20	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Series F, Refunding	5.000%	11/15/27	$500,000	$557,911
New York City, NY, GO:
Subseries F-1	5.000%	3/1/37	250,000	308,063
Subseries F-1	5.000%	3/1/50	250,000	301,380
New York City, NY, Industrial Development Agency Revenue, Yankee Stadium Project, Refunding	4.000%	3/1/45	100,000	109,227
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2022, Series AA, Subseries AA-1	4.000%	6/15/51	500,000	559,963
Subordinated, Series BB-1	5.000%	6/15/46	30,000	34,737
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	700,000	808,389
New York City, NY, TFA Revenue, Future Tax Secured, Subordinate, Series C-1	4.000%	5/1/40	700,000	788,763
New York State Dormitory Authority Revenue:
New York University, Series A, Refunding	5.000%	7/1/43	50,000	57,784
Series B, Refunding	5.000%	2/15/43	100,000	115,852
New York State Dormitory Authority, Sales Tax Revenue:
Bidding Group 3, Series E, Refunding	5.000%	3/15/38	100,000	119,488
Bidding Group 4, Series E, Refunding	5.000%	3/15/44	100,000	118,728
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	100,000	106,545	(f)
New York State Thruway Authority General Revenue:
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/46	50,000	55,859
Junior Indebtedness Obligations, Subordinated, Series B, Refunding	4.000%	1/1/50	200,000	216,739
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	75,000	85,608	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	45,000	50,836	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	4.375%	10/1/45	250,000	267,992	(a)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	21

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	$50,000	$53,648	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	25,000	26,627	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.250%	1/1/50	750,000	798,814	(a)
Terminal 4 John F. Kennedy International Airport Project, Series A	4.000%	12/1/40	300,000	319,780	(a)
Port Authority of New York & New Jersey Revenue:
Consolidated Series 185	5.000%	9/1/25	10,000	10,823	(a)
Consolidated Series 221	4.000%	7/15/50	500,000	541,303	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue:
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/49	500,000	604,938
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/51	265,000	323,008
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/54	325,000	391,804
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/56	500,000	607,603
Troy, NY, Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A, Refunding	5.000%	9/1/28	325,000	385,140
Total New York				10,234,483
North Carolina — 0.6%
Charlotte, NC, Lease Revenue, COP, Convention Facility Project, Series A, Refunding	4.000%	6/1/49	70,000	77,692
North Carolina State Medical Care Commission, Retirement Facilities Revenue, The Forest at Duke Project	4.000%	9/1/41	330,000	361,223
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue, Series A, Refunding	5.000%	7/1/42	5,000	5,543
Total North Carolina				444,458
Ohio — 3.6%
American Municipal Power Inc., OH, Revenue, AMP Fremont Energy Center Project, Series A, Refunding	4.000%	2/15/37	250,000	285,132
Buckeye, OH, Tobacco Settlement Financing Authority Revenue, Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	250,000	272,349
Ohio State Air Quality Development Authority Revenue:
American Electric Company Project, Series B, Refunding	2.500%	10/1/29	100,000	103,180	(a)(b)(c)

See Notes to Financial Statements.

22	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
American Electric Company Project, Series D, Refunding	2.100%	10/1/24	$250,000	$253,208	(a)(b)(c)
Ohio State Higher Educational Facility Commission College & University Revenue:
University of Dayton 2018 Project, Series B, Refunding	5.000%	12/1/34	500,000	589,121
Xavier University 2020 Project	5.000%	5/1/33	495,000	600,429
Ohio State Hospital Revenue, University Hospitals Health Systems Inc., Series E	4.000%	1/15/37	100,000	110,359
Warrensville Heights, OH, School District, GO:
Refunding, BAM	5.000%	12/1/44	425,000	467,574	(e)
Refunding, BAM	5.000%	12/1/44	175,000	190,053
Total Ohio				2,871,405
Oklahoma — 0.6%
Oklahoma State Development Finance Authority Revenue, Gilcrease Expressway West Project, Series A	1.625%	7/6/23	500,000	500,449	(a)
Oregon — 0.6%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Project, Series A	2.400%	5/2/22	125,000	125,092	(a)(b)(c)
Port of Portland, OR, Airport Revenue, Portland International Airport, Series 26C, Refunding	5.000%	7/1/26	150,000	169,516	(a)
Salem, OR, Hospital Facility Authority Revenue, Capital Manor Project, Refunding	4.000%	5/15/32	185,000	200,304
Total Oregon				494,912
Pennsylvania — 3.5%
Allegheny County, PA, HDA Revenue, University Pittsburgh Medical Center, Series A, Refunding	4.000%	7/15/38	150,000	167,153
Berks County, PA, IDA, Healthcare Facilities Revenue, Highlands at Wyomissing, Refunding	5.000%	5/15/32	50,000	55,699
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/30	50,000	58,979
Lancaster County, PA, Hospital Authority Revenue, Penn State Health	5.000%	11/1/37	600,000	722,685
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	100,000	100,293	(a)(b)(c)
Pennsylvania State Turnpike Commission Revenue:
Series A	5.000%	12/1/44	175,000	209,782
Series A-1	5.000%	12/1/47	25,000	28,894

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	23

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Series B, Refunding	5.000%	12/1/46	$250,000	$303,121
Subordinated, Series B	5.000%	12/1/48	100,000	116,701
Subordinated, Series B	5.000%	12/1/50	250,000	299,872
Philadelphia, PA, Authority for IDR:
Charter School Revenue, Philadelphia Performing Arts: A String Theory Charter School Project, Refunding	5.000%	6/15/50	100,000	109,288
Lease Revenue, Refunding	5.000%	10/1/30	100,000	122,733
Philadelphia, PA, Authority for IDR, City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	250,000	296,620
Philadelphia, PA, GO, Series B	5.000%	2/1/35	150,000	182,391
State Public School Building Authority, PA, Lease Revenue, Philadelphia SD Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	20,000	22,956
Total Pennsylvania				2,797,167
Puerto Rico — 4.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	500,000	566,900	(f)
Puerto Rico Commonwealth Public Improvement, GO, Series A, Refunding	5.000%	7/1/41	240,000	219,000	*(g)
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/29	195,000	201,094	*(g)
Series A	5.000%	7/1/42	320,000	330,000	*(g)
Series A	5.050%	7/1/42	100,000	103,125	*(g)
Series XX	5.250%	7/1/40	360,000	373,050	*(g)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	60,000	53,188
CAB, Restructured, Series A-1	0.000%	7/1/46	160,000	51,978
CAB, Restructured, Series A-1	0.000%	7/1/51	625,000	147,117
Restructured, Series A-1	4.550%	7/1/40	10,000	11,078
Restructured, Series A-1	4.750%	7/1/53	358,000	395,928
Restructured, Series A-1	5.000%	7/1/58	1,000,000	1,121,452
Restructured, Series A-2	4.329%	7/1/40	130,000	142,355
Total Puerto Rico				3,716,265
South Dakota — 0.0%††
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	25,000	28,820

See Notes to Financial Statements.

24	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 0.8%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Series B, Refunding	5.000%	7/1/46	$50,000	$58,232
Tennessee State Energy Acquisition Corp., Natural Gas Revenue:
Series 2018	4.000%	11/1/25	100,000	107,385	(b)(c)
Series A	5.250%	9/1/26	425,000	480,840
Total Tennessee				646,457
Texas — 4.7%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, Series A, Refunding, PSF - GTD	5.000%	12/1/37	20,000	23,291
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	100,000	107,285
Austin, TX, Airport System Revenue, Series B	5.000%	11/15/44	250,000	291,902	(a)
Central Texas Regional Mobility Authority Revenue:
Senior Lien, Series B	4.000%	1/1/51	250,000	272,265
Senior Lien, Series E	4.000%	1/1/50	250,000	271,290
Forney, TX, ISD, GO, School Building, Series 2019, PSF - GTD	5.000%	2/15/49	100,000	114,718
Grand Parkway Transportation Corp., TX, System Toll Revenue, First Tier Toll Revenue, Series C, Refunding	4.000%	10/1/40	500,000	557,585
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Teco Project, Refunding	5.000%	11/15/33	200,000	235,556
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Technical Operations Center Project	5.000%	7/15/28	100,000	113,119	(a)
Special Facilities, United Airlines Inc., Terminal Improvement Project, Series B1	4.000%	7/15/41	400,000	413,683	(a)
Subordinated Lien, Series A, Refunding	4.000%	7/1/46	400,000	436,036	(a)
Newark, TX, Higher Education Finance Corp., Education Revenue, TLC Academy, Series A	4.000%	8/15/31	100,000	106,319
Southwest Texas, Higher Education Authority Inc. Revenue, Southern Methodist University Project, Refunding	5.000%	10/1/41	50,000	58,830
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	4.000%	10/1/47	250,000	282,561

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	25

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/37	$50,000	$57,182
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/46	50,000	56,148
Texas State, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	135,000	151,921
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series L	4.000%	12/31/38	75,000	83,025
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	5,000	5,469	(a)
West Harris County, TX, Regional Water Authority Revenue, Series 2019	4.000%	12/15/49	100,000	112,264
Total Texas				3,750,449
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	155,000	155,398
Matching Fund Loan, Subordinated Lien, Series B	5.250%	10/1/29	175,000	174,570
Total U.S. Virgin Islands				329,968
Utah — 3.0%
Salt Lake City, UT, Airport Revenue, Salt Lake City International Airport, Series A	5.000%	7/1/43	250,000	286,824	(a)
Utah State Charter School Finance Authority, Charter School Revenue:
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	5,000	5,485
Utah Charter Academies Project, Series 2018, UT CSCE	5.000%	10/15/38	220,000	250,553
Utah State Infrastructure Agency, Telecommunications Revenue, Series A	5.250%	10/15/33	200,000	229,703
Vineyard Redevelopment Agency, UT, Tax Increment Revenue:
Series 2021, Refunding, AGM	5.000%	5/1/31	235,000	291,771
Series 2021, Refunding, AGM	4.000%	5/1/37	275,000	314,217
Series 2021, Refunding, AGM	4.000%	5/1/39	300,000	341,407
Series 2021, Refunding, AGM	4.000%	5/1/41	290,000	328,924
Series 2021, Refunding, AGM	4.000%	5/1/46	275,000	308,564
Total Utah				2,357,448

See Notes to Financial Statements.

26	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 1.2%
Arlington County, VA, IDA Revenue:
Refunding	5.000%	2/15/43	$50,000	$57,814
Virginia Hospital Center, Refunding	5.000%	7/1/36	200,000	245,711
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	250,000	276,171
National Senior Campuses, Inc., Series A, Refunding	5.000%	1/1/34	85,000	99,788
Senior Lien, I-495 HOT Lanes Project, Refunding	5.000%	12/31/47	200,000	240,688	(a)(d)
Total Virginia				920,172
Washington — 0.5%
Port of Seattle, WA, Intermediate Lien Revenue, Series 2019	5.000%	4/1/34	250,000	297,934	(a)
Washington State Health Care Facilities Authority Revenue, Seattle Cancer Care Alliance, Refunding	5.000%	9/1/55	100,000	119,272
Total Washington				417,206
West Virginia — 1.1%
West Virginia Parkways Authority, WV, Turnpike Toll Revenue, Senior Lien	5.000%	6/1/33	600,000	758,600
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	100,000	120,664	(b)(c)
Total West Virginia				879,264
Wisconsin — 0.2%
Public Finance Authority, WI, Revenue, Carmelite System Inc., Obligated Group, Series 2020	5.000%	1/1/40	50,000	57,412
Public Finance Authority, WI, Student Housing Revenue, CHF Wilmington LLC, University of North Carolina at Wilmington Project, AGM	5.000%	7/1/53	100,000	114,100
Total Wisconsin				171,512
Total Investments before Short-Term Investments (Cost — $72,237,222)				73,649,794
Short-Term Investments — 9.7%
Municipal Bonds — 9.6%
California — 0.8%
San Francisco, CA, City & County Airport Commission, International Airport Revenue, Second Series A, Refunding, LOC - Bank of America N.A.	0.180%	5/1/30	600,000	600,000	(a)(h)(i)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	27

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Florida — 0.7%
St. Lucie County, FL, Solid Waste Disposal Revenue, Florida Power & Light Co. Project, Refunding	0.130%	5/1/24	$600,000	$600,000	(a)(h)(i)
Massachusetts — 0.3%
Massachusetts State DFA Revenue, Boston University, Series U-6E, Refunding, LOC - TD Bank N.A.	0.060%	10/1/42	255,000	255,000	(h)(i)
Mississippi — 2.5%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR:
Chevron USA Inc. Project, Series A	0.080%	11/1/35	800,000	800,000	(h)(i)
Chevron USA Inc. Project, Series G	0.080%	11/1/35	700,000	700,000	(h)(i)
Chevron USA Inc. Project, Series K	0.080%	11/1/35	500,000	500,000	(h)(i)
Total Mississippi				2,000,000
New Jersey — 0.8%
New Jersey State Health Care Facilities Financing Authority Revenue:
Hospital Capital Asset Financing Program, Series B, Refunding, LOC - TD Bank N.A.	0.200%	7/1/35	300,000	300,000	(h)(i)
Meridian Health System Obligated Group Issue, Series A, LOC - TD Bank N.A.	0.190%	7/1/33	300,000	300,000	(h)(i)
Total New Jersey				600,000
New York — 2.4%
MTA, NY, Dedicated Tax Revenue, Series A-1, Refunding, LOC - TD Bank N.A.	0.090%	11/1/31	100,000	100,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2008, Series BB-5, Refunding, SPA - Bank of America N.A.	0.070%	6/15/33	350,000	350,000	(h)(i)
Second General Resolution Fiscal 2014, Series AA-5, Refunding, SPA - Mizuho Bank Ltd.	0.090%	6/15/48	1,100,000	1,100,000	(h)(i)
New York City, NY, TFA Revenue Future Tax Secured, Subseries D-3, SPA - Mizuho Bank Ltd.	0.110%	2/1/44	400,000	400,000	(h)(i)
Total New York				1,950,000
Pennsylvania — 2.1%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue:
Series A, LOC - TD Bank N.A.	0.190%	5/1/55	300,000	300,000	(h)(i)

See Notes to Financial Statements.

28	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset SMASh Series TF Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Series D, LOC - TD Bank N.A.	0.190%	11/1/55	$400,000	$400,000	(h)(i)
Pennsylvania State Turnpike Commission Revenue, Series 2020, Refunding, LOC - TD Bank N.A.	0.200%	12/1/39	1,000,000	1,000,000	(h)(i)
Total Pennsylvania				1,700,000
Total Municipal Bonds (Cost — $7,705,000)				7,705,000

			Shares
Overnight Deposits — 0.1%
BNY Mellon Cash Reserve Fund (Cost — $51,043)	0.000%		51,043	51,043
Total Short-Term Investments (Cost — $7,756,043)				7,756,043
Total Investments — 101.8% (Cost — $79,993,265)				81,405,837
Liabilities in Excess of Other Assets — (1.8)%				(1,406,000)
Total Net Assets — 100.0%				$79,999,837

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)	The coupon payment on this security is currently in default as of February 28, 2022.

(h)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	29

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series TF Fund

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CWA	— Clean Water Act

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

GO	— General Obligation

GTD	— Guaranteed

HDA	— Housing Development Authority

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

ISD	— Independent School District

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

PSF	— Permanent School Fund

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

See Notes to Financial Statements.

30	Western Asset SMASh Series TF Fund 2022 Annual Report

Statement of assets and liabilities

February 28, 2022

Assets:
Investments, at value (Cost — $79,993,265)	$81,405,837
Interest receivable	722,098
Receivable for securities sold	150,563
Receivable from investment manager	11,997
Prepaid expenses	11,890
Total Assets	82,302,385

Liabilities:
Payable for securities purchased	2,110,823
Payable for Fund shares repurchased	158,112
Trustees’ fees payable	93
Accrued expenses	33,520
Total Liabilities	2,302,548
Total Net Assets	$79,999,837

Net Assets:
Par value (Note 5)	$76
Paid-in capital in excess of par value	79,087,816
Total distributable earnings (loss)	911,945
Total Net Assets	$79,999,837

Shares Outstanding	7,610,716

Net Asset Value	$10.51

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	31

Statement of operations

For the Year Ended February 28, 2022

Investment Income:
Interest	$1,832,622
Total Investment Income	1,832,622

Expenses:
Fund accounting fees	68,988
Registration fees	38,091
Audit and tax fees	29,068
Legal fees	7,853
Shareholder reports	3,420
Trustees’ fees	1,740
Insurance	763
Commitment fees (Note 6)	495
Transfer agent fees	370
Interest expense	234
Custody fees	81
Miscellaneous expenses	5,022
Total Expenses	156,125
Less: Fee waivers and/or expense reimbursements (Note 2)	(156,125)
Net Expenses	—
Net Investment Income	1,832,622

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	140,134
Change in Net Unrealized Appreciation (Depreciation) From Investments	(1,746,941)
Net Loss on Investments	(1,606,807)
Increase in Net Assets From Operations	$225,815

See Notes to Financial Statements.

32	Western Asset SMASh Series TF Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2022	2021

Operations:
Net investment income	$1,832,622	$1,615,251
Net realized gain (loss)	140,134	(244,704)
Change in net unrealized appreciation (depreciation)	(1,746,941)	(521,360)
Increase in Net Assets From Operations	225,815	849,187

Distributions to Shareholders From (Note 1):
Total distributable earnings	(1,810,807)	(1,621,097)
Decrease in Net Assets From Distributions to Shareholders	(1,810,807)	(1,621,097)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	28,170,090	31,900,100
Cost of shares repurchased	(14,587,102)	(21,792,737)
Increase in Net Assets From Fund Share Transactions	13,582,988	10,107,363
Increase in Net Assets	11,997,996	9,335,453

Net Assets:
Beginning of year	68,001,841	58,666,388
End of year	$79,999,837	$68,001,841

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2022 Annual Report	33

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2022[1]	2021[1]	2020[1,2]	2019[1]	2018[1]

Net asset value, beginning of year	$10.69	$10.86	$10.09	$10.00	$9.84

Income (loss) from operations:
Net investment income	0.25	0.28	0.28	0.28	0.24
Net realized and unrealized gain (loss)	(0.18)	(0.17)	0.77	0.07	0.15 [3]
Total income from operations	0.07	0.11	1.05	0.35	0.39

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.28)	(0.26)	(0.23)
Total distributions	(0.25)	(0.28)	(0.28)	(0.26)	(0.23)

Net asset value, end of year	$10.51	$10.69	$10.86	$10.09	$10.00
Total return[4]	0.59%	1.09%	10.53%	3.53%	3.99%

Net assets, end of year (000s)	$80,000	$68,002	$58,666	$32,979	$23,937

Ratios to average net assets:
Gross expenses[5]	0.20%	0.25%	0.34%	0.56%	0.91%
Net expenses[6,7]	0.00	0.00	0.00	0.00	0.00
Net investment income	2.32	2.66	2.72	2.76	2.44

Portfolio turnover rate	12%	35%	9%	22%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset SMASh Series TF Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series TF Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the

Western Asset SMASh Series TF Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Western Asset SMASh Series TF Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$73,649,794	—	$73,649,794
Short-Term Investments†:
Municipal Bonds	—	7,705,000	—	7,705,000
Overnight Deposits	—	51,043	—	51,043
Total Short-Term Investments	—	7,756,043	—	7,756,043
Total Investments	—	$81,405,837	—	$81,405,837

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series TF Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadviser do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadviser will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended February 28, 2022, fees waived and/or expenses reimbursed amounted to $156,125.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

38	Western Asset SMASh Series TF Fund 2022 Annual Report

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 28, 2022, such purchase and sale transactions (excluding accrued interest) were $19,408,500 and $23,825,000, respectively.

3. Investments

During the year ended February 28, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,547,286
Sales	8,735,440

At February 28, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$79,977,331	$2,281,094	$(852,588)	$1,428,506

4. Derivative instruments and hedging activities

During the year ended February 28, 2022, the Fund did not invest in derivative instruments.

5. Shares of beneficial interest

At February 28, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Shares sold	2,591,521	3,055,100
Shares repurchased	(1,342,248)	(2,095,843)
Net increase	1,249,273	959,257

6. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the

Western Asset SMASh Series TF Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2022.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2022	2021
Distributions paid from:
Tax-exempt income	$1,810,807	$1,621,097

As of February 28, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$99,675
Deferred capital losses*	(612,806)
Other book/tax temporary differences(a)	(3,430)
Unrealized appreciation (depreciation)(b)	1,428,506
Total distributable earnings (loss) — net	$911,945

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

40	Western Asset SMASh Series TF Fund 2022 Annual Report

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

Western Asset SMASh Series TF Fund 2022 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series TF Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series TF Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	Western Asset SMASh Series TF Fund 2022 Annual Report

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset SMASh Series TF Fund 2022 Annual Report	43

Statement regarding liquidity risk management program

(unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

44	Western Asset SMASh Series TF Fund 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series TF Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset SMASh Series TF Fund 2022 Annual Report	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

46	Western Asset SMASh Series TF Fund 2022 Annual Report

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset SMASh Series TF Fund 2022 Annual Report	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)
Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None
Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

48	Western Asset SMASh Series TF Fund 2022 Annual Report

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series TF Fund 2022 Annual Report	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

50	Western Asset SMASh Series TF Fund 2022 Annual Report

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series TF Fund 2022 Annual Report	51

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2022:

	Pursuant to:		Amount Reported
Exempt-Interest Dividends Distributed	§	852(b)(5)(A)	$1,810,807
Section 163(j) Interest Earned	§	163(j)	$22,553

52	Western Asset SMASh Series TF Fund 2022 Annual Report

Western Asset

SMASh Series TF Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

† Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

# Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset SMASh Series TF Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series TF Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series TF Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

WASX257523 4/22 SR22-4369

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2021 and February 28, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,262 in February 28, 2021 and $199,262 in February 28, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2021 and $0 in February 28, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2021 and $50,000 in February 28, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2021 and $0 in February 28, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2021 and February 28, 2022; Tax Fees were 100% and 100% for February 28, 2021 and February 28, 2022; and Other Fees were 100% and 100% for February 28, 2021 and February 28, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $773,011 in February 28, 2021 and $343,489 in February 28, 2022.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial

Date: April 25, 2022